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                                   SUPPLEMENT
                            DATED NOVEMBER 17, 2006
                                     TO THE
                 TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE
                        THE HARTFORD MUTUAL FUNDS, INC.

                       THE HARTFORD MUTUAL FUNDS II, INC.

                           HARTFORD SERIES FUND, INC.

                       HARTFORD HLS SERIES FUND II. INC.

Effective immediately, the Prospectuses are supplemented as follows:

LITIGATION AND REGULATORY ACTIONS

On November 8, 2006, the Securities and Exchange Commission ("SEC") issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford Financial Services Group, Inc ("The Hartford") that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford will pay $55 million to mutual funds that participated in The Hartford's program for directed brokerage in recognition of mutual fund sales during the period from 2000 through 2003. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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